                                                                    Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Teleflex Incorporated (the "Company") on Form 10-K for the year ending December 25, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin
S. Headley, Chief Financial Officer and Executive Vice President, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date : March 20, 2006                           /s/ Martin S. Headley
                                                ---------------------
                                                Martin S. Headley
                                                Chief Financial Officer and
                                                Executive Vice President